SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	September 13, 2005 -----------------------

SEMPRA ENERGY
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(Exact name of registrant as specified in its charter)

CALIFORNIA --------------------------------	1-14201 --------------------------------	33-0732627 --------------------------------
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

101 ASH STREET, SAN DIEGO, CALIFORNIA ------------------------------------------------------------------	92101 ----------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2034 -------------------

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(Former name or former address, if changed since last report.)

FORM 8-K

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Departure of Director

On September 13, 2005 Sempra Energy's Board of Directors accepted Denise Fletcher's resignation as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: September 16, 2005	By: /s/ F. H. Ault -----------------------------------------
F. H. Ault Sr. Vice President and Controller